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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A No. 2


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18,
1989

                     SOVEREIGN BANCORP, INC.
      (Exact name of registrant as specified in its charter)


       Pennsylvania               0-16533          23-2453088
State or other jurisdiction     (Commission      (IRS Employer
  of incorporation)              File Number)     Ident. No.)

2000 Market Street, Philadelphia, PA                _19103_
(Address of principal executive offices)          (Zip Code)


                           (215)557-4630
       Registrant's telephone number, including area code

                              N/A
(Former name or former address, if changed since last report.)

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     Item 5, Other Events, in the Registrant's Current Report on
Form 8-K filed on September 19, 1989, as amended by Form 8-K/A
No. 1 filed January 22, 1996, is hereby supplemented by adding at the end thereof the following:

Item 5.  Other Events.

     Sovereign Bancorp, Inc. ("Sovereign") and Mellon Investor Services LLC ("Mellon"), as Rights Agent, executed an Amended and Restated Rights Agreement, dated as of June 21, 2001 (the "Amended Agreement"), which restates the Rights Agreement as amended by the Board of Directors of September 27, 1995, and June 21, 2001. On June 21, 2001, the Board of Directors amended the Rights Agreement to, among other things, (i) permit redemption of the Rights only by a majority of Sovereign's "Continuing Directors" (defined as those directors not affiliated or associated with a person attempting to acquire Sovereign in a nonnegotiated transaction who also were Sovereign directors on June 21, 2001, or who were approved by such directors or their approved successors), (ii) provide that the Amended Agreement may only be amended by the affirmative vote of a majority of the Continuing Directors, in addition to any other vote that may be required by law or by the bylaws of Sovereign,
(iii) extend the final expiration date on which the Rights are exercisable until June 30, 2007, and (iv) authorize the designation of Mellon, Sovereign's transfer agent, as successor Rights Agent to The Chase Manhattan Bank.

     The description of the Amended Agreement is qualified in its entirety by reference to the copy of the Amended Agreement filed as Exhibit 4.1 hereof. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Agreement.

     Item 7, Financial Statements and Exhibits, in the
Registrant's Current Report on Form 8-K filed on September 19,
1989, as amended by Form 8-K/A No. 1 filed January 22, 1996, is hereby amended and restated to read as follows:

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

               Exhibit 4.1  -  Amended and Restated Rights
                               Agreement dated as of June 21,
                               2001, between Sovereign Bancorp,
                               Inc. and Mellon Investor
                               Services LLC.



                           SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SOVEREIGN BANCORP, INC.

                             By /s/James D. Hogan
                                  James D. Hogan,
                                  Chief Financial Officer

Dated:  July 2, 2001



                          EXHIBIT INDEX

Exhibit
Number                   Description

4.1              Amended and Restated Rights
                 Agreement dated as of June 21,
                 2001, between Sovereign Bancorp,
                 Inc. and Mellon Investor Services
                 LLC.